BlackRock Liquidity Funds: TempFund

File Number:  811-02354

CIK Number: 0000097098

For the Period Ended:
04/30/2007

Pursuant to Exemptive Order ICA Release No. 15520 dated January
5, 1987, the following schedule enumerates the transactions with Merrill Lynch, Pierce, Fenner & Smith Incorporated, for the period November 1, 2006 through April 30, 2007.

                       Purchases (In Thousands)

The information is in the following order:

TRANSACTION DATE
FACE AMOUNT
SECURITY DESCRIPTION
RATE
DUE DATE

11/01/2006
$350,000
GREYHAWK FUNDING LLC
5.39%
02/01/2007

11/01/2006
$86,200
K2 (USA) LLC
5.39%
02/01/2007

11/07/2006
$150,666
CANCARA ASSET
SECURITISATION LLC
5.31%
12/07/2006

11/09/2006
$53,000
CC USA INC
5.41%
02/12/2007

11/27/2006
$60,000
LIBERTY STREET FUNDING
5.32%
12/26/2006

12/06/2006
$32,335
CHARTA CORP
5.35%
01/24/2007

12/06/2006
$52,000
CHARTA CORP
5.36%
02/02/2007

12/06/2006
$4,675
CRC FUNDING LLC
5.36%
02/02/2007

12/22/2006
$14,571
PARK SIENNA LLC
5.41%
12/29/2006

12/22/2006
$21,098
PARK SIENNA LLC
5.41%
12/26/2006

12/22/2006
$100,149
PARK SIENNA LLC
5.41%
12/26/2006

12/22/2006
$55,074
PARK SIENNA LLC
5.41%
12/26/2006

01/23/2007
$130,145
CANCARA ASSET
SECURITISATION LLC
5.38%
04/24/2007

02/02/2007
$86,312
CLIPPER RECEIVABLES
COMPANY LLC
5.31%
03/05/2007

02/02/2007
$123,650
CROWN POINT CAPTL
SER A
5.32%
03/05/2007

02/02/2007
$100,000
GALLEON CAPITAL LLC
5.32%
03/08/2007

02/02/2007
$116,169
GREYHAWK FUNDING
LLC
5.31%
03/06/2007

02/02/2007
$144,000
GREYHAWK FUNDING
LLC
5.31%
03/09/2007

02/02/2007
$200,000
GREYHAWK FUNDING
LLC
5.31%
03/09/2007

02/02/2007
$100,000
PARK AVENUE
RECEIVABLES CO LLC
5.32%
03/07/2007

02/02/2007
$66,000
RANGER FUNDING CO LLC
5.33%
03/19/2007

02/05/2007
$65,270
NORTH SEA FUNDING LLC
5.32%
03/05/2007

02/05/2007
$78,000
SYDNEY CAPITAL CORP
5.31%
03/05/2007

02/22/2007
$43,576
CANCARA ASSET SECURITISATION LLC
5.39%
05/23/2007

02/22/2007
$32,743
HUDSON-THAMES LLC
5.39%
05/25/2007


02/26/2007
$93,000
CHARTA CORP
5.35%
04/24/2007

02/26/2007
$20,000
SILVER TOWER US FUNDING
5.35%
04/26/2007

02/26/2007
$50,000
THAMES ASSET GLOBAL SEC
5.35%
04/26/2007

03/21/2007
$88,725
GALLEON CAPITAL LLC
5.26%
03/22/2007

03/23/2007
$142,697
SIMBA FUNDING CORP
5.37%
06/22/2007

04/03/2007
$145,500
CHARTA CORP
5.33%
05/10/2007

04/04/2007
$100,000
CANCARA ASSET SECURITISATION LLC
5.32%
05/04/2007

04/10/2007
$79,816
BARTON CAPITAL CORP
(BARCAP)
5.32%
05/08/2007

04/10/2007
$179,128
CANCARA ASSET SECURITISATION LLC
5.32%
05/11/2007

04/30/2007
$1,952
FHLB
5.25%
07/27/2007